EXHIBIT 99.8E

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CIn connection with the Quarterly Report of Laser Master International, Inc. (the "Company") on Form 10-Q for the period ending August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Mendel Klein, Chief Executive Officer and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

1) The Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.











                                /s/ Mendel Klein
                                ----------------










Mendel Klein
Chairman, Chief Executive Officer, and Principal Executive Officer October 16, 2002